UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 15th Floor, New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) On July 18, 2013, the Company held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 59,884,238 votes were present in person or represented by proxy, which represented 72.36% of the total outstanding eligible votes as of the record date of May 23, 2013.

(b) The following actions were taken in the Annual Meeting:

(1)	The following eight nominees were elected to serve on the Company’s board of directors until the Company’s 2014 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Andrew D. Perlman	13,072,821	447,071	46,364,346
John Engelman	13,329,249	190,643	46,364,346
Andrew Kennedy Lang	13,066,374	438,518	46,364,346
Alexander R. Berger	12,986,387	533,505	46,364,346
Donald E. Stout	13,007,982	511,910	46,364,346
H. Van Sinclair	13,045,927	473,965	46,364,346
Ashley C. Keller	13,356,674	163,218	46,364,346
Noel J. Spiegel	13,326,673	193,219	46,364,346

(2)	The selection of Somekh Chaikin, a member firm of KPMG International, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
58,451,487	1,012,657	420,094	0

(3)	The compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting was approved, on advisory basis, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
11,774,489	1,536,219	209,184	46,364,346

(4)	A stockholder advisory vote on the compensation of the Company’s named executive officers was recommended, on advisory basis, to be held each year, based on the following votes:

Every Year	Every Two Years	Every Three Years	Votes Abstain	Broker Non-Vote
10,714,327	321,623	2,303,003	180,939	46,364,346

(d) Consistent with the recommendation of the board of directors in the Proxy Statement and the stockholder votes at the Annual Meeting, the board of directors has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every year until the earlier of (i) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2014 annual meeting of stockholders; or (ii) such date that the board of directors decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Dated: July 19, 2013	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer